TFLIC LETTERHEAD

May 17, 2007

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re: TFLIC Series Life Account of Transamerica Financial Life Insurance Company

(File Nos. 333-38343, 33-86696, 333-61654 and 333-113442)

Dear Sir or Madam:

On behalf of TFLIC Series Life Account of Transamerica Financial Life Insurance Company (“separate account”), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Trust, Munder Net50, Van Kampen Mid-Cap Growth, T. Rowe Price Small Cap, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, International Moderate Growth Fund, Third Avenue Value, Clarion Global Real Estate Securities, Federated Growth & Income, AEGON Bond, Transamerica Money Market, Marsico Growth, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Convertible Securities, Legg Mason Partners All Cap, J.P. Morgan Enhanced Index, Capital Guardian Value, Capital Guardian U.S. Equity, BlackRock Large Cap Value, T. Rowe Price Equity Income, Transamerica Value Balanced, MFS International Equity, MFS High Yield, Templeton Transamerica Global, Transamerica Science & Technology, PIMCO Total Return, Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio, and Asset Allocation – Growth Portfolio; the Variable Insurance Products Fund Fidelity VIP Equity-Income Portfolio – Service Class 2, the Variable Products Fund II Fidelity VIP Contrafund® Portfolio – Service Class 2; the Variable Insurance Products Fund III Fidelity VIP Growth Opportunities Portfolio – Service Class 2, and the Variable Insurance Products Fund II Fidelity VIP Index 500 Portfolio – Service Class 2; and the ProFunds Trust, ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap and ProFund VP Small-Cap.

Entity:	AEGON/Transamerica Series Trust
File No.:	33-507
Date of Filing:	March 8, 2007
Accession No.:	0001104659-07-017423
CIK:	0000778207

Entity:	Variable Insurance Products Fund Fidelity Equity-Income Portfolio, Service Class 2
File No.:	002-75010
Date of Filing:	February 26, 2007
Accession No.:	0000356494-07-000003
CIK:	0000356494

Securities and Exchange Commission

May 17, 2007

Page Two

Entity:	Variable Insurance Products Fund Fidelity Contrafund® Portfolio, Service Class 2
File No.:	33-20773
Date of Filing:	March 5, 2007
Accession No.:	0000831016-07-000004
CIK:	0000831016

Entity:	Variable Insurance Products Fund Fidelity Growth Opportunities Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	March 1, 2007
Accession No.:	0000880195-07-000040
CIK:	0000927384

Entity:	Variable Insurance Products Fund Fidelity VIP Index 500 Portfolio, Service Class 2
File No.:	33-54837
Date of Filing:	March 1, 2007
Accession No.:	0000880195-07-000040
CIK:	0000927384

Entity:	ProFunds Trust
File No.:	333-28339
Date of Filing:	April 9, 2007
Accession No.:	0001193125-07-077160
CIK:	0001039803

These Annual Reports are for the period ended December 31, 2006 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Arthur D. Woods, Esq.
Steve Shepard, Esq.